Exhibit 10.11

GERBER FINANCE INC

A Global Merchant Fund Company

8 West 40th Street, Floor 14 New York, New York 10018

April 1, 2020

FIFTEENTH AMENDMENT TO LOAN AND SECURITY AGREEMENT

Fifteenth Amendment to Loan and Security Agreement dated as of February 23, 2016, (this “Amendment”) is entered into between KBS BUILDERS, INC. (the “Borrower”) and GERBER FINANCE INC. (“Lender”).

BACKGROUND

Borrower and Lender are parties to a Loan and Security Agreement dated as of February 23, 2016 (as amended, modified, restated or supplemented from time to time, the “Loan Agreement”) pursuant to which Lender provides financial accommodations to Borrower.

Borrower and Lender have agreed to amend the Loan Agreement on the terms and conditions hereafter set forth.

NOW, THEREFORE, in consideration of any loan or advance or grant of credit heretofore or hereafter made to or for the account of Borrower by Lender, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

1.Definitions. All capitalized terms not otherwise defined herein shall have the meanings given to them in the Loan Agreement.

2.Amendment to Loan Agreement. Subject to satisfaction of the conditions precedent set forth in Section 3 below, the Loan Agreement is hereby amended as follows:

(a)The following defined terms in Sections 1.1 are replaced in their entirety to read as below:

Exhibit 10.11
"Minimum Average Monthly Loan Amount" means Twenty-Five Percent (25%) of the Maximum Revolving Amount.
3.Conditions of Effectiveness. This Amendment shall become effective upon satisfaction of the following conditions precedent, each in a manner and pursuant to agreement form and substances satisfactory to Lender:

(a)Lender shall have received this Amendment duly executed on behalf of
Borrower.

4.Representations and Warranties. Borrower hereby represents and warrants as follows:

(a)This Amendment and the Loan Agreement, as amended hereby, constitute legal, valid and binding obligations of Borrower and are enforceable against Borrower in accordance with their respective terms.

(b)Upon the effectiveness of this Amendment, Borrower hereby reaffirms all covenants, representations and warranties made in the Loan Agreement to the extent the same are not amended hereby and agree that all such covenants, representations and warranties shall be deemed to have been remade as of the effective date of this Amendment.

(c)No Event of Default or Default has occurred and is continuing or would exist after giving effect to this Amendment.

(d)Borrower has no defense, counterclaim or offset with respect to the Loan
Agreement.

5.Effect on the Loan Agreement.

(a)Upon the effectiveness of Section 2 hereof, each reference in the Loan Agreement to "this Agreement," "hereunder," "hereof," "herein" or words of like import shall mean and be a reference to the Loan Agreement as amended hereby.

(b)Except as specifically amended herein, the Loan Agreement, and all other documents, instruments and agreements executed and/or delivered in connection therewith, shall remain in full force and effect, and are hereby ratified and confirmed.

(c)The execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of Agent or Lenders, nor constitute a waiver of any provision of the Loan Agreement, or any other Credit Documents.

6.Expenses. The Borrower agrees to pay or reimburse the Lender for all reasonable costs and expenses including, without limitation, legal fees and disbursements, incurred by the Lender in connection with the preparation, negotiation, execution, delivery, administration and enforcement of this Amendment.

Exhibit 10.11
7.Counterparts; Facsimile. This Amendment may be executed by the parties hereto in one or more counterparts, each of which shall be deemed an original and all of which when taken together shall constitute one and the same agreement. Any signature delivered by a pa1ty by facsimile transmission shall be deemed to be an original signature hereto.
IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their respective duly authorized officers as of the date first above written.

BORROWER:
KBS BUILDERS, INC.
By:	/s/ Matthew Mosher
Name:	Matthew Mosher
Title:	GM
Date:	4/16/2020

LENDER:
GERBER FINANCE Inc.
By:	/s/ Howard Moore
Name:	Howard Moore
Title:	Vice President
Date:	4/15/2020

Exhibit 10.11

ACKNOWLEDGMENT AND AGREEMENT OF GUARANTOR
The undersigned, a guarantor of the indebtedness of KBS BUILDERS, INC ("Borrower") to GERBER FINANCE, INC. ("Lender") hereby (i) acknowledge receipt of the foregoing Amendment; (ii) consent to the terms and execution thereof; (iii) reaffirm his obligations to Lender pursuant to the terms of his Guaranty; and (iv) acknowledge that Lender may amend, restate, extend, renew or otherwise modify the Loan Agreement and any indebtedness or agreement of Borrower, or enter into any agreement or extend additional or other credit accommodations, without notifying or obtaining the consent of the undersigned and without impairing the liability of the undersigned under his/its Guaranty for all of Borrower's present and future indebtedness to Lender.

/s/ Jeffrey Eberwein
Jeffrey Eberwein